GOODWILL	12 Months Ended
Dec. 31, 2022
Goodwill [Abstract]
GOODWILL

15.	GOODWILL

(in thousands of $)	Goodwill	Accumulated impairment losses	Net Carrying Value
Balance as of January 1, 2021, December 31, 2021 and 2022	225,273	(112,821)	112,452

Impairment

For impairment testing purposes, goodwill was allocated to one group of CGUs, the Company.

As of January 1, 2021
The recoverable amount of the Company was determined based on its fair value, less cost to sell, estimated using its market capitalization plus a control premium. The Company's market capitalization as of January 1, 2021 was $1,229.6 million (based on a share price of $6.22) compared to its carrying value of approximately $1,604.9 million. The Company reviewed merger transactions in North America with values of over $25.0 million in the 12 months ended January 1, 2021, global deals between public companies of more than $100.0 million in the last 3 years and global marine transport sector transactions of more than $100.0 million in the last 5 years and calculated average control premiums (based on the one month average share price before the bid). Using 32.5% as the average of the range as of January 1, 2021, the fair value of the Company was calculated as $1,629.3 million. The excess of the fair value of the Company over the carrying value was such that the Company concluded that there was no requirement for an impairment.

As of December 31, 2021
The recoverable amount of the Company was determined based on its fair value, less cost to sell, estimated using its market capitalization plus a control premium. The Company's market capitalization as of December 31, 2021 was $1,439.0 million (based on a share price of $7.07) compared to its carrying value of approximately $1,642.0 million. The Company reviewed merger transactions in North America with values of over $25.0 million in the 12 months ended December 31, 2021, global deals between public companies of more than $100.0 million in the last 3 years and global marine transport sector transactions of more than $100.0 million in the last 5 years and observed average control premiums (based on the one month average share price before the bid) of between 29.3% to 32.2%. Using 30.7% as the average of the range as of December 31, 2021, the fair value of the Company was calculated as $1,880.7 million. The excess of the fair value of the Company over the carrying value was such that the Company concluded that there was no requirement for an impairment.

As of December 31, 2022
The recoverable amount of the Company was determined based on its fair value, less cost to sell, estimated using its market capitalization. The Company's market capitalization as of December 31, 2022 was $2,702.6 million (based on a share price of $12.14) compared to its carrying value of approximately $2,259.9 million. The excess of the fair value of the Company over the carrying value was such that the Company concluded that there was no requirement for an impairment.

If our ordinary share price declines this could result in an impairment of some or all of the $112.5 million of goodwill. In the absence of a control premium, a share price of $9.65 per share as of December 31, 2022 would have resulted in the recoverable amount equaling the carrying amount.